UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2012

(Date of earliest event reported)

Legend Oil and Gas, Ltd.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-49752	84-1570556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1218 Third Avenue, Suite 505 Seattle, Washington		98101
(Address of Principal Executive Offices)		Zip Code

(206) 274-5165

(Registrant’s telephone number, including area code)

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in the Company’s proxy statement filed with the SEC on July 23, 2012, Alan Jochelson, a current director, has stated his intention not to stand for re-election to the Board of Directors at the 2012 annual meeting of shareholders. Mr. Jochelson’s decision was not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Jochelson will continue to serve as a director until the election and qualification of the Board of Directors at the annual meeting.

Item 8.01. Other Events.

Effective August 1, 2012, the Company’s address for its executive offices will change to 1218 Third Avenue, Suite 505, Seattle, Washington 98101. The telephone number is (206) 274-5165.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2012
LEGEND OIL AND GAS LTD.

	By:	/s/ James Vandeberg
James Vandeberg, Vice President